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Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

x
In re:		:	Chapter 11
:
GENUITY INC., et al.,		:	Case No. 02-43558
:
	Debtors.	:	(Jointly Administered)
:

MONTHLY OPERATING STATEMENT FOR
THE PERIOD FROM NOVEMBER 28, 2002 TO DECEMBER 31, 2002

DEBTOR'S ADDRESS:	225 Presidential Way, Woburn, Massachusetts 01801
	MONTHLY DISBURSEMENTS MADE BY GENUITY INC., ET AL AND ITS DEBTOR SUBSIDIARIES (IN MILLIONS):	$33
DEBTOR'S ATTORNEY:	Ropes & Gray William F. McCarthy (WM-1669) Don S. DeAmicis (DD-2242) D. Ross Martin (DM-2947) One International Place Boston, Massachusetts 02110 and 885 Third Avenue New York, New York 10022
	MONTHLY OPERATING LOSS (IN MILLIONS):	$21
REPORT PREPARER:	GENUITY INC., et al.

The undersigned, having reviewed the attached report and being familiar with the Debtor's financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.

DATE: February 3, 2003	/s/ DANIEL P. O'BRIEN Daniel P. O'Brien Executive Vice President and Chief Financial Officer Genuity Inc.

GENUITY INC.
(Debtor-in-Possession)

Index to Condensed Consolidated Financial Statements and Schedules

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
(In Thousands, except Per Share Data)

For the period from November 28, 2002 to December 31, 2002

Revenues	$78,962
Operating Expenses
Cost of sales	49,649
Selling, general and administrative	19,159
Depreciation and amortization	22,026
Other	323

Total operating expenses	91,157

Operating Loss	(12,195)
Other Income (Expense)
Interest expense, net	(4,939)
Other, net	598

Loss Before Reorganization Items and Income Taxes	(16,536)
Reorganization Items
Interest earned on accumulated cash resulting from Chapter 11 case	156
Professional fees	(4,108)

Loss Before Income Taxes	(20,488)

Income Taxes	366

Net Loss	$(20,854)

Basic and Diluted Loss Per Common Share	$(1.83)

Basic and Diluted Weighted-Average Common Shares Outstanding	11,404

The accompanying notes are an integral part of these financial statements. The above financial statement includes the operating results of Genuity Inc. and all of its subsidiaries.

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

CONDENSED CONSOLIDATED BALANCE SHEET
(Unaudited)
(Dollars in Thousands, except Share Data)

December 31, 2002
ASSETS
Current Assets:
Cash and cash equivalents	$885,781
Restricted cash	24,177
Receivables, less allowance of $23,290	104,149
Other current assets	50,102

Total current assets	1,064,209
Property, Plant and Equipment, Net	731,704
Intangibles, Net	20,412
Other Assets	7,608

Total assets	$1,823,933

LIABILITIES AND STOCKHOLDERS' DEFICIT
Liabilities not subject to compromise:
Current Liabilities:
Accounts payable	$4,437
Accrued compensation and related liabilities	1,066
Accrued circuits	26,121
Accrued liabilities	14,686
Deferred revenue and advanced payments	1,237

Total current liabilities	47,547
Long-Term Obligations	60
Liabilities subject to compromise	3,858,747

Total liabilities	3,906,354

Stockholders' Deficit:
Preferred stock—$0.01 par value; 2,500,000 shares authorized; no shares issued and outstanding	—
Class A common stock—$0.01 par value; 80,000,000 shares authorized; 11,403,576 shares issued and outstanding as of December 31, 2002	114
Class B common stock—$0.01 par value; 1,050,000 shares authorized; 1 share issued and outstanding as of December 31, 2002	—
Class C common stock—$0.01 par value; 40,000,000 shares authorized; no shares issued and outstanding	—
Additional paid-in capital	6,109,016
Accumulated other comprehensive loss	(3,734)
Accumulated deficit	(8,187,817)

Total stockholders' deficit	(2,082,421)

Total liabilities and stockholders' deficit	$1,823,933

The accompanying notes are an integral part of these financial statements. The above financial statement includes the financial position of Genuity Inc. and all of its subsidiaries.

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
(Dollars in Thousands)

For the period from November 28, 2002 to December 31, 2002

Cash Flows from Operating Activities:
Net Loss	$(20,854)
Adjustments to reconcile net loss to net cash used in operations:
Depreciation and amortization	22,026
Provision for bad debt	128
Changes in current assets and current liabilities:
Receivables	19,888
Other current assets	7,705
Deferred revenue and advanced payments	(8,582)
Other current liabilities	31,768
Other, net	2,020

Net cash provided by operating activities	54,099

Cash Flows from Investing Activities:
Capital expenditures	(802)
Capitalized software	(255)

Net cash used in investing activities	(1,057)

Cash Flows from Financing Activities:
Principal payments under capital lease obligations	(3,126)

Net cash used in financing activities	(3,126)

Net increase in cash and cash equivalents	49,916

Cash and cash equivalents, beginning of period	835,865

Cash and cash equivalents, end of period	$885,781

Supplemental Cash Flow Disclosures:
Cash paid during the period for:
Interest	$269

Income taxes	$42

Professional fees during reorganization	$350

Non-cash investing and financing activities:
Assets recorded under capital lease obligations	$751

Assets recorded under accruals	$1,035

The accompanying notes are an integral part of these financial statements. The above financial statement includes the cash flows of Genuity Inc. and all of its subsidiaries.

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For the period from November 28, 2002 to December 31, 2002

NOTE 1—Petition for Relief under Chapter 11

        On November 27, 2002, Genuity Inc. (the "Company" or "Genuity") and certain of its subsidiaries (collectively, the "Debtors") filed a petition for relief under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the Southern District of New York. The Company filed jointly with the following direct and indirect subsidiaries: BBN Advanced Computers Inc., BBN Certificate Services Inc., BBN Instruments Corporation, BBN Telecom Inc., Bolt Beranek and Newman Corporation, Genuity Business Trust, Genuity Employee Holdings LLC, Genuity International Inc., Genuity International Networks Inc., Genuity International Networks LLC, Genuity Solutions Inc., Genuity Telecom Inc., LightStream Corporation and NapNet L.L.C. Certain of the subsidiaries of the Company are not debtors in this Chapter 11 proceeding. The Debtors as "debtors-in-possession" continue to operate the nondebtor businesses under the jurisdiction of the Bankruptcy Court and in accordance with the applicable provisions of the Bankruptcy Code.

        Also on November 27, 2002, a definitive agreement with Level 3 Communications Inc. ("Level 3"), an international communications and information services company, was entered into pursuant to which Level 3 agreed to acquire substantially all of the assets and operations of Genuity and certain of its subsidiaries for $242 million, subject to adjustments under the definitive agreement. This agreement was filed with the Bankruptcy Court under Section 363 of the Bankruptcy Code. In addition to maintaining the Genuity brand, Level 3 will acquire Genuity's Tier 1 network, its operations and its customer base, including its domestic contracts with America Online, Inc. (AOL) and certain of its domestic contracts with Verizon, as well as a significant portion of Genuity's existing long-term operating agreements. Verizon also will continue to resell Genuity's services to its enterprise customers. On January 24, 2003, the United States Bankruptcy Court for the Southern District of New York approved Level 3's acquisition of substantially all of the assets and operations of Genuity and certain of its subsidiaries. Genuity expects that this sale will close in the near future. The sale is subject to customary closing conditions, and consequently, there can be no assurance that the sale will close. Following the sale, Genuity will seek to liquidate its remaining assets and distribute the proceeds to creditors. Due to uncertainties regarding the potential claims against Genuity and the amount of available proceeds, it is not possible to predict when the liquidation will be completed or how much will be available for distribution to creditors, however, it is unlikely that Genuity stockholders will receive any proceeds from the liquidation.

        Under Chapter 11, certain claims against the Debtors in existence prior to the filing of the petitions for relief under the federal bankruptcy laws are stayed while the Debtors continue business operations as debtors-in-possession. These claims are reflected in the accompanying condensed consolidated balance sheet as "liabilities subject to compromise." Additional claims may arise subsequent to the filing date from the rejection of executory contracts, including leases, and from the determination by the court (or agreed to by parties-in-interest) of allowed claims for contingencies and other disputed amounts.

        Included in the accompanying unaudited condensed consolidated balance sheet and unaudited condensed consolidating balance sheet on Schedule I are $3.9 billion of liabilities subject to compromise at December 31, 2002, which represent the Debtors current estimate of total claims that will be resolved in the Chapter 11 case. The Debtors will continue to evaluate additional claims as well as the amount and classification of their prepetition liabilities through the remainder of the Chapter 11 case. Should the Debtors, through this ongoing valuation, identify additional liabilities subject to compromise, such amounts will be recognized accordingly. As a result, "liabilities subject to compromise" is subject to change. Claims classified as "liabilities subject to compromise" represent secured and priority, as well as unsecured, claims.

        The Debtors received approval from the Bankruptcy Court to pay or otherwise honor certain of its prepetition obligations, including payments arising from normal business activities to customers, employers and vendors.

NOTE 2—Basis of Presentation

        The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States ("US GAAP"), including AICPA Statement of Position 90-7 ("SOP 90-7"), "Financial Reporting by Entities in Reorganization Under the Bankruptcy Code." These financial statements have been prepared in accordance with US GAAP for interim financial information, and accordingly, they do not include all of the information and footnotes required by US GAAP for complete financial statements. Therefore, these financial statements should be read in conjunction with the financial statements and notes thereto included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2001. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included.

        The accompanying financial statements include the accounts of Genuity Inc. and all of its subsidiaries (both debtor and nondebtor). See Schedule I and Schedule II for a breakout between the debtor and non-debtor entities.

        The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that effect the amounts reported in the financial statements and the accompanying notes. Actual results could differ from those estimates.

        In accordance with SOP 90-7, interest expense in the accompanying condensed consolidated statement of operations only reflects amounts that will be paid or that are probable of being paid during the bankruptcy proceeding. Contractual interest for the period was $19.5 million of which $5.4 million is included in the accompanying condensed consolidated statement of operations net of interest income. Gross taxable sales for the period November 28, 2002 through December 31, 2002 were $12.6 million.

NOTE 3—Summary of Significant Accounting Policies

        The Company's significant accounting policies are described in more detail in Note 2 of the Notes to the Consolidated Financial Statements included in its most recent annual report on Form 10-K filed with the Securities and Exchange Commission. For interim reporting purposes, except as noted above, the Company follows the same significant accounting policies.

Revenue Recognition

        Revenue is generally recognized when services are rendered or products are delivered to customers. We recognize revenues when persuasive evidence of an arrangement between the customer and us exists, service has been provided to the customer, the price to the customer is fixed and determinable and collectibility of the sales price is reasonably assured. We recognize revenues from financially distressed customers in the period in which cash is received, after the collection of all previous outstanding accounts receivable balances. We perform ongoing credit evaluations of our customers' financial condition and maintain an allowance for estimated credit losses. Billings made or payments received in advance of providing services are deferred along with the associated costs until the period these services are provided and recognized over the shorter of the remaining contract term or estimated customer relationship.

        Genuity has contracts with some customers that provide service level commitments. If Genuity does not meet the required service levels, it may be obligated to provide credits, usually in the form of free service for a short period of time. These amounts are accounted for in cost of sales. To date, credits issued under these arrangements for Genuity's failure to meet service level commitments have not been material.

Cash and Cash Equivalents

        Cash and cash equivalents include investments in short-term, highly liquid securities, which have maturities when purchased of three months or less.

Property, Plant and Equipment

        Property, plant and equipment are stated at cost less accumulated depreciation and amortization. Depreciation is computed over the assets' estimated useful life using the straight-line method. Useful lives used in computing depreciation are as follows: buildings—10 to 30 years, communications network—fiber optic cable—20 to 25 years, communications network—data processing equipment and machinery which include labor and other direct costs—3 to 10 years and furniture and fixtures—5 to 7 years. Leasehold improvements are amortized over the shorter of the lease period or their estimated useful life using the straight-line method. Maintenance and repairs are charged to expense as incurred; improvements are capitalized.

        When property is sold or retired, the cost of the property and the related accumulated depreciation are removed from the accompanying condensed consolidated balance sheet and any gain or loss on the transaction is included as a component of operating expenses in the accompanying condensed consolidated statement of operations.

        Work in progress represents costs incurred for the build-out and expansion of the network infrastructure, purchase of network hardware and includes engineering costs and capitalized interest. When these assets are placed in service, the costs are recorded in the appropriate property, plant and equipment accounts and depreciation begins.

        Genuity leases data communications equipment and facilities under capital lease agreements. The assets under capital leases are recorded at the lower of the assets' fair value or the present value of future minimum lease payments. Assets under capital leases are depreciated over the shorter of the useful life of the asset or the term of the lease. Depreciation for these assets ranges from 3 to 10 years.

        Indefeasible rights of use ("IRU") agreements are accounted for as service or lease arrangements based on the rights conveyed in the underlying agreements. Agreements qualifying for lease accounting treatment are accounted for as operating or capital leases in accordance with SFAS No. 13, "Accounting for Leases." IRUs qualifying for capital lease treatment are capitalized within property, plant and equipment as communications network—fiber optic cable. These assets are amortized over the shorter of the assets' useful life or the underlying lease term. Depreciation for these assets ranges from 20 to 25 years.

        The Company has entered into several long-term network agreements for the provision of managed modems. Costs associated with contracts that qualify for capital lease treatment in accordance with SFAS No. 13, "Accounting for Leases," are capitalized and depreciated over the shorter of the underlying assets' useful life or lease term. Costs are capitalized within work in progress during the construction phase and classified as communications network-data processing equipment and machinery when the assets have been placed into service. Depreciation for these assets ranges from 3 to 5 years.

Valuation of Assets

        The impairment of tangible and intangible assets is assessed when changes in circumstances indicate that their carrying value may not be recoverable. Prior to January 1, 2002, impairment determinations were based on the provisions of Statement of Financial Accounting Standards ("SFAS") No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." Under SFAS No. 121, when indicators of impairment are present a determination of impairment, if any, is made based on estimated future cash flows, salvage value or expected net sales proceeds depending on the circumstances. An impairment loss would be measured based on the amount by which the carrying amount of the asset exceeds the fair value of the asset. Effective January 1, 2002, the Company adopted SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement retains the requirements of SFAS No. 121 to recognize an impairment loss when indicators of impairment are present only if the carrying amount of a long-lived asset is not recoverable from its undiscounted cash flows and to measure an impairment loss as the difference between the carrying amount and fair value of the asset. Genuity's policy is to record asset impairment losses as well as net gains or losses on sales of assets as a component of operating expenses.

Loss per Share

        Basic earnings or loss per share ("EPS") is measured as the income or loss attributable to common stockholders divided by the weighted-average outstanding common shares for the period. Diluted EPS presents the dilutive effect on a per share basis of potential common shares as if they had been converted at the later of the date of issuance or the beginning of the periods presented. Potential common shares that have an anti-dilutive effect are excluded from diluted EPS. Contingently issuable shares are included in the calculation of diluted EPS if all of the necessary conditions regarding the share issuance have been met as of the end of the reporting period.

10

NOTE 4—Liabilities Subject to Compromise

        Liabilities subject to compromise consist of the following:

Short Term Liabilities:
Short Term Capital Leases	$131,043
Short Term Debt	2,814,200
Short Term Debentures	7,487
Accounts Payable	133,287
Accrued Compensation and Related Benefits	8,265
Accrued Interest	60,838
Accrued General Taxes	42,612
Accrued Circuits	91,128
Other Accrued Liabilities	81,481
Deferred Revenue	93,458

Total Short Term Liabilities Subject to Compromise	3,463,799
Long Term Liabilities:
Capital Lease Obligations	290,296
Deferred Compensation	2,575
Other Liabilities	102,077

Total Long Term Liabilities Subject to Compromise	394,948

Total Liabilities Subject to Compromise	$3,858,747

Schedule I

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

CONDENSED CONSOLIDATING BALANCE SHEET
(in thousands)
December 31, 2002

	Debtors	Non Debtors	Adjustments and Elims	Consolidated
ASSETS
Current assets	$1,084,364	$17,805	$(37,960)	$1,064,209
Property, plant and equipment, net	730,434	1,270	—	731,704
Intangibles, net	20,412	—	—	20,412
Other assets	(252)	—	7,860	7,608

Total assets	$1,834,958	$19,075	$(30,100)	$1,823,933

LIABILITIES AND STOCKHOLDERS' DEFICIT
Liabilities not subject to compromise	$45,977	$26,935	$(25,305)	$47,607
Liabilities subject to compromise	3,871,402	—	(12,655)	3,858,747

Total liabilities	3,917,379	26,935	(37,960)	3,906,354
Total stockholders' deficit	(2,082,421)	(7,860)	7,860	(2,082,421)

Total liabilities and stockholders' deficit	$1,834,958	$19,075	$(30,100)	$1,823,933

Schedule II

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

CONSOLIDATING STATEMENT OF OPERATIONS
(in thousands)
For the period from November 28, 2002 to December 31, 2002

	Debtor	Non Debtor	Adjustments and Elims	Consolidated
Revenues	$78,805	$1,106	$(949)	$78,962
Operating Expenses
Cost of sales	49,447	313	(111)	49,649
Selling, general and administrative	18,468	1,529	(838)	19,159
Depreciation and amortization	21,990	36	—	22,026
Other	323	—	—	323

Total operating expenses	90,228	1,878	(949)	91,157

Operating Loss	(11,423)	(772)	—	(12,195)
Other Income (Expense)
Interest expense, net	(4,929)	(10)	—	(4,939)
Other, net	329	269	—	598

Loss Before Reorganization Items and Income Taxes	(16,023)	(513)	—	(16,536)
Reorganization Items
Interest earned on accumulated cash resulting from Chapter 11 case	156	—	—	156
Professional fees	(4,108)	—	—	(4,108)

Loss Before Income Taxes	(19,975)	(513)	—	(20,488)
Income Taxes	159	207	—	366

Net Loss	$(20,134)	$(720)	$—	$(20,854)

Schedule III

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

SCHEDULE OF PAYROLL AND PAYROLL TAXES
(in thousands)
For the period from November 28, 2002 to December 31, 2002

Gross Wages Paid**	Employee Payroll Taxes Withheld*	Employer Payroll Taxes Remitted*
$14,091	$3,556	$651
*
Taxes are remitted by Genuity to a third party vendor and paid by the vendor to the appropriate tax authorities.

**
Gross Wages were paid by the Company the weeks ending December 6 and December 20, 2002.

Schedule IV

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES
COLLECTED, RECEIVED, DUE OR WITHHELD
(in thousands)
For the period from November 28, 2002 to December 31, 2002

	Amount Withheld/ Accrued	Amount Paid
Federal
Foreign	$20	$42

Total Federal Taxes	$20	$42

State and Local
Sales	$527	$808
Personal Property	—	—
Income	275	—

Total State and Local	$802	$808

Total Taxes	$822	$850

Schedule V

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

TOTAL DISBURSEMENTS BY DEBTORS
(in thousands)
For the Period November 28, 2002 to December 31, 2002

Legal Entity	Disbursements
Genuity Inc.	$—
Genuity Solutions Inc.	31,457
Genuity Telecom Inc.	825
Genuity International Networks Inc.	—
Genuity Employee Holdings LLC	—
Genuity International Networks LLC	—
Genuity Business Trust	—
BBN Advanced Computers Incorporated	—
BBN Certificates Services Incorporated	—
BBN Telecom Incorporated	—
Bolt Beranek and Newman Corporation	—
BBN Instruments Corporation	—
LightStream Corporation	—
NapNet LLC	—
Genuity International Inc.	978

Total Disbursements	$33,260

GENUITY INC.
(Debtor-in-Possession)
CASE NO. 02-43558 (Jointly Administered)

DEBTOR'S STATEMENT REGARDING INSURANCE POLICIES

For the period from November 28, 2002 to December 31, 2002

All insurance policies are fully paid for the current period, including amounts paid for workers' compensation and disability insurance.

QuickLinks

GENUITY INC. (Debtor-in-Possession) Index to Condensed Consolidated Financial Statements and Schedules
GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited) (In Thousands, except Per Share Data) For the period from November 28, 2002 to December 31, 2002
GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) CONDENSED CONSOLIDATED BALANCE SHEET (Unaudited) (Dollars in Thousands, except Share Data)
GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS (Unaudited) (Dollars in Thousands) For the period from November 28, 2002 to December 31, 2002
GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS For the period from November 28, 2002 to December 31, 2002
Schedule I GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) CONDENSED CONSOLIDATING BALANCE SHEET (in thousands) December 31, 2002
Schedule II GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) CONSOLIDATING STATEMENT OF OPERATIONS (in thousands) For the period from November 28, 2002 to December 31, 2002
Schedule III GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) SCHEDULE OF PAYROLL AND PAYROLL TAXES (in thousands) For the period from November 28, 2002 to December 31, 2002
Schedule IV GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD (in thousands) For the period from November 28, 2002 to December 31, 2002
Schedule V GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) TOTAL DISBURSEMENTS BY DEBTORS (in thousands) For the Period November 28, 2002 to December 31, 2002
GENUITY INC. (Debtor-in-Possession) CASE NO. 02-43558 (Jointly Administered) DEBTOR'S STATEMENT REGARDING INSURANCE POLICIES For the period from November 28, 2002 to December 31, 2002